Exhibit 21

Subsidiaries
of
Tenet Healthcare Corporation
as of December 31, 2019

Name of Entity	State or Other Jurisdiction of Formation
601 N 30th Street I, L.L.C.	Delaware
601 N 30th Street II, L.L.C.	Nebraska
601 N 30th Street III, Inc.	Nebraska
The 6300 West Roosevelt Partnership	Illinois
Abrazo Health Network EP Clinical Services, LLC	Arizona
Advantage Health Care Management Company, LLC	Delaware
Advantage Health Network, Inc.	Florida
AHM Acquisition Co., Inc.	Delaware
Alabama Cardiovascular Associates, L.L.C.	Alabama
Alabama Hand and Sports Medicine, L.L.C.	Alabama
Allegian Insurance Company	Texas
Alvarado Hospital Medical Center, Inc.	California
AMC/North Fulton Urgent Care #1, L.L.C.	Georgia
AMC/North Fulton Urgent Care #2, L.L.C.	Georgia
AMC/North Fulton Urgent Care #3, L.L.C.	Georgia
AMC/North Fulton Urgent Care #4, L.L.C.	Georgia
AMC/North Fulton Urgent Care #5, L.L.C.	Georgia
American Medical (Central), Inc.	California
AMI/HTI Tarzana Encino Joint Venture	Delaware
AMI Information Systems Group, Inc.	California
Amisub (Heights), Inc.	Delaware
Amisub (Hilton Head), Inc.	South Carolina
Amisub (North Ridge Hospital), Inc.	Florida
Amisub of California, Inc.	California
Amisub of North Carolina, Inc.	North Carolina
Amisub of South Carolina, Inc.	South Carolina
Amisub of Texas, Inc.	Delaware
Amisub (SFH), Inc.	Tennessee
Amisub (Twelve Oaks), Inc.	Delaware
Anaheim MRI Holding, Inc.	California
Arizona Care Network – Next, L.L.C.	Arizona
Arizona Health Partners, LLC	Arizona
Asia Outsourcing US, Inc.	Delaware
Atlanta Medical Center, Inc.	Georgia
Atlanta Medical Center Interventional Neurology Associates, L.L.C.	Georgia
Atlanta Medical Center Neurosurgical & Spine Specialists, L.L.C.	Georgia
Atlanta Medical Center Physician Group, L.L.C.	Georgia
Baptist Accountable Care, LLC	Texas
Baptist Diagnostics, LLC	Delaware
Baptist Health Centers, LLC	Delaware
Baptist Memorial Hospital System Physician Hospital Organization	Texas

Baptist Physician Alliance ACO, LLC	Alabama
Baptist Physician Alliance, LLC	Alabama
BBH BMC, LLC	Delaware
BBH CBMC, LLC	Delaware
BBH DevelopmentCo, LLC	Delaware
BBH NP Clinicians, Inc.	Delaware
BBH PBMC, LLC	Delaware
BBH SBMC, LLC	Delaware
BBH WBMC, LLC	Delaware
BCDC EmployeeCO, LLC	Delaware
BHC-Talladega Pediatrics, LLC	Alabama
BHS Accountable Care, LLC	Delaware
BHS Affinity, LLC	Delaware
BHS Integrated Physician Partners, LLC	Delaware
BHS Physician Performance Network, LLC	Delaware
BHS Physicians Alliance for ACE, LLC	Delaware
BHS Physicians Network, Inc.	Texas
BHS Specialty Network, Inc.	Texas
Bluffton Okatie Primary Care, L.L.C.	South Carolina
Broad River Primary Care, L.L.C.	South Carolina
Brookwood Ancillary Holdings, Inc.	Delaware
Brookwood Baptist Health 1, LLC	Delaware
Brookwood Baptist Health 2, LLC	Delaware
Brookwood Baptist Imaging, LLC	Delaware
Brookwood Center Development Corporation	Alabama
Brookwood Development, Inc.	Alabama
Brookwood Garages, L.L.C.	Alabama
Brookwood Health Services, Inc.	Alabama
Brookwood Home Health, LLC	Alabama
Brookwood - Maternal Fetal Medicine, L.L.C.	Alabama
Brookwood Occupational Health Clinic, L.L.C.	Alabama
Brookwood Parking Associates, Ltd.	Alabama
Brookwood Primary Care Cahaba Heights, L.L.C.	Alabama
Brookwood Primary Care - Homewood, L.L.C.	Alabama
Brookwood Primary Care Hoover, L.L.C.	Alabama
Brookwood Primary Care - Inverness, L.L.C.	Alabama
Brookwood Primary Care - Mountain Brook, L.L.C.	Alabama
Brookwood Primary Care - Oak Mountain, L.L.C.	Alabama
Brookwood Primary Care The Narrows, L.L.C.	Alabama
Brookwood Primary Care - Vestavia, L.L.C.	Alabama
Brookwood Primary Network Care, Inc.	Alabama
Brookwood Specialty Care - Endocrinology, L.L.C.	Alabama
Brookwood Sports and Orthopedics, L.L.C.	Alabama
Brookwood Women’s Care, L.L.C.	Alabama
BT East Dallas JV, LLP	Texas
BW Cardiology, LLC	Delaware
BW Cyberknife, LLC	Delaware
BW Hand Practice, LLC	Delaware

BW Office Buildings, LLC	Delaware
BW Parking Decks, LLC	Delaware
BW Physician Practices, LLC	Delaware
BW Retail Pharmacy, LLC	Delaware
BW Sports Practice, LLC	Delaware
C7 Technologies, LLC	Delaware
Camp Creek Urgent Care, L.L.C.	Georgia
Captive Insurance Services, Inc.	Delaware
Cardiology Physicians Associates, L.L.C.	North Carolina
Cardiology Physicians Corporation, L.L.C.	North Carolina
Cardiovascular & Thoracic Surgery Associates, L.L.C.	South Carolina
Cardiovascular Clinical Excellence at Desert Regional, LLC	California
Cardiovascular Clinical Excellence at Sierra Providence, LLC	Texas
Catawba-Piedmont Cardiothoracic Surgery, L.L.C.	South Carolina
Cedar Hill Primary Care, L.L.C.	Missouri
Center for Advanced Research Excellence, L.L.C.	Florida
Center for the Urban Child, Inc.	Pennsylvania
Central Carolina-IMA, L.L.C.	North Carolina
Central Carolina Physicians - Sandhills, L.L.C.	North Carolina
Central Valley Quality Alliance, LLC	Delaware
Central Texas Corridor Hospital Company, LLC	Delaware
CGH Hospital, Ltd.	Florida
Chalon Living, Inc.	Arizona
Children’s Hospital of Michigan Premier Network, Inc.	Michigan
CHN Holdings, LLC	Delaware
CHVI Tucson Holdings, LLC	Delaware
CML-Chicago Market Labs, Inc.	Delaware
Coast Healthcare Management, LLC	California
Coastal Carolina Medical Center, Inc.	South Carolina
Coastal Carolina Physician Practices, LLC	Delaware
Coastal Carolina Pro Fee Billing, L.L.C.	South Carolina
Commonwealth Continental Health Care, Inc.	Florida
Community Connection Health Plan, Inc.	Arizona
Community Hospital of Los Gatos, Inc.	California
Conifer Care Continuum Solutions, LLC	Maryland
Conifer Ethics and Compliance, Inc.	Delaware
Conifer Global Business Center, Inc.	Republic of the Philippines
Conifer Global Holdings, Inc.	Delaware
Conifer Health Solutions, LLC	Delaware
Conifer Holdings, Inc.	Delaware
Conifer Patient Communications, LLC	Florida
Conifer Physician Services Holdings, Inc.	Delaware
Conifer Physician Services, Inc.	Illinois
Conifer Revenue Cycle Solutions, LLC	California
Conifer Value-Based Care, LLC	Maryland
Coral Gables Hospital, Inc.	Florida
CRNAs of Michigan	Michigan
Delray Medical Center, Inc.	Florida

Delray Medical Physician Services, L.L.C.	Florida
Desert Regional Medical Center, Inc.	California
Des Peres Physician Network, LLC	Missouri
Detroit Education & Research	Michigan
DigitalMed, Inc.	Delaware
Dignity/Abrazo Health Network, LLC	Arizona
DMC Detroit Receiving Hospital Premier Clinical Co-Management Services, LLC	Michigan
DMC Education & Research	Michigan
DMC Harper University Hospital Premier Clinical Co-Management Services, LLC	Michigan
DMC Huron Valley-Sinai Hospital Premier Clinical Management Services, LLC	Michigan
DMC Imaging, L.L.C.	Florida
Doctors Hospital of Manteca, Inc.	California
Doctors Medical Center Neurosciences Clinical Co-Management, LLC	California
Doctors Medical Center of Modesto, Inc.	California
Doctors Medical Center Orthopedics Clinical Co-Management, LLC	California
East Cobb Urgent Care, LLC	Georgia
East Cooper Coastal Family Physicians, L.L.C.	South Carolina
East Cooper Community Hospital, Inc.	South Carolina
East Cooper Hyperbarics, L.L.C.	Delaware
East Cooper OB/GYN, L.L.C.	South Carolina
East Cooper Physician Network, LLC	South Carolina
East Cooper Primary Care Physicians, L.L.C.	South Carolina
EPHC, Inc.	Texas
First Choice Physician Partners	California
FMCC Network Contracting, L.L.C.	Florida
FMC Medical, Inc.	Florida
Fort Bend Clinical Services, Inc.	Texas
Fountain Valley Regional Hospital and Medical Center	California
Fountain Valley Surgery Center, LLC	California
FREH Real Estate, L.L.C.	Florida
FRS Imaging Services, L.L.C.	Florida
FryeCare Boone, L.L.C.	North Carolina
FryeCare Morganton, L.L.C.	North Carolina
FryeCare Physicians, L.L.C.	North Carolina
FryeCare Valdese, L.L.C.	North Carolina
FryeCare Watauga, L.L.C.	North Carolina
FryeCare Women’s Services, L.L.C.	North Carolina
Frye Regional Medical Center, Inc.	North Carolina
Gardendale Surgical Associates, LLC	Alabama
Gastric Health Institute, L.L.C.	Georgia
Georgia Gifts From Grace, L.L.C.	Georgia
Georgia North Fulton Healthcare Associates, L.L.C.	Georgia
Georgia Northside Ear, Nose and Throat, L.L.C.	Georgia
Georgia Physicians of Cardiology, L.L.C.	Georgia
Georgia Spectrum Neurosurgical Specialists, L.L.C.	Georgia
Good Samaritan Cardiac & Vascular Management, LLC	Florida

Good Samaritan Medical Center, Inc.	Florida
Good Samaritan Surgery, L.L.C.	Florida
Graystone Family Healthcare - Tenet North Carolina, L.L.C.	North Carolina
Greater Dallas Healthcare Enterprises	Texas
Greater Northwest Houston Enterprises	Texas
Greystone Internal Medicine - Brookwood, L.L.C.	Alabama
Gulf Coast Community Hospital, Inc.	Mississippi
Hardeeville Medical Group, L.L.C.	South Carolina
Hardeeville Primary Care, L.L.C.	South Carolina
Harlingen Physician Network, Inc.	Texas
Harper-Hutzel AHP Services, Inc.	Michigan
HCH Tucson Holdings, LLC	Delaware
HCN Emerus Management Sub, LLC	Texas
HCN Emerus Texas, LLC	Texas
HCN Laboratories, Inc.	Texas
HCN Physicians, Inc.	Texas
HCN Surgery Center Holdings, Inc.	Delaware
HDMC Holdings, L.L.C.	Delaware
Health & Wellness Surgery Center, L.P.	California
Healthcare Compliance, LLC	District of Columbia
The Healthcare Insurance Corporation	Cayman Islands
Healthcare Network Alabama, Inc.	Delaware
Healthcare Network CFMC, Inc.	Delaware
Healthcare Network DPH, Inc.	Missouri
Healthcare Network Georgia, Inc.	Delaware
Healthcare Network Holdings, Inc.	Delaware
Healthcare Network Hospitals (Dallas), Inc.	Delaware
Healthcare Network Hospitals, Inc.	Delaware
Healthcare Network Louisiana, Inc.	Delaware
Healthcare Network Missouri, Inc.	Delaware
Healthcare Network North Carolina, Inc.	Delaware
Healthcare Network South Carolina, Inc.	Delaware
Healthcare Network Tennessee, Inc.	Delaware
Healthcare Network Texas, Inc.	Delaware
The Healthcare Underwriting Company, a Risk Retention Group	Vermont
HealthCorp Network, Inc.	Delaware
Healthpoint of North Carolina, L.L.C.	North Carolina
Health Services CFMC, Inc.	Texas
Health Services HNMC, Inc.	Delaware
Health Services Network Care, Inc.	Delaware
Health Services Network Hospitals, Inc.	Delaware
Health Services Network Texas, Inc.	Delaware
Heart and Vascular Institute of Michigan	Michigan
Hialeah Hospital, Inc.	Florida
Hialeah Real Properties, Inc.	Florida
Hickory Family Practice Associates - Tenet North Carolina, L.L.C.	North Carolina
Hilton Head Health System, L.P.	South Carolina
Hilton Head Regional Healthcare, L.L.C.	South Carolina

Hilton Head Regional OB/GYN Partners, L.L.C.	South Carolina
Hilton Head Regional Physician Network – Georgia, L.L.C.	Georgia
Hilton Head Regional Physician Network, LLC	South Carolina
Hitchcock State Street Real Estate, Inc.	California
HNMC, Inc.	Delaware
HNW GP, Inc.	Delaware
HNW LP, Inc.	Delaware
Holy Cross Hospital, Inc.	Arizona
Home Health Partners of San Antonio, LLC	Texas
Hoover Doctors Group, Inc.	Alabama
Hoover Land, LLC	Delaware
Hospital Development of West Phoenix, Inc.	Delaware
Hospital RCM Services, LLC	Texas
Hospital Underwriting Group, Inc.	Tennessee
Houston Northwest Partners, Ltd.	Texas
Houston Specialty Hospital, Inc.	Texas
Houston Sunrise Investors, Inc.	Delaware
HSRM International, Inc.	California
HUG Services, Inc.	Delaware
The Huron Corporation	District of Columbia
Imaging Center at Baxter Village, L.L.C.	South Carolina
InforMed Insurance Services, LLC	Maryland
International Health and Wellness, Inc.	Florida
JFK Memorial Hospital, Inc.	California
Journey Home Healthcare of San Antonio, LLC	Texas
Laguna Medical Systems, Inc.	California
Lake Health Care Facilities Inc.	Delaware
LakeFront Medical Associates, LLC	Delaware
Lakewood Regional Medical Center, Inc.	California
Lifemark Hospitals, Inc.	Delaware
Lifemark Hospitals of Florida, Inc.	Florida
Lifemark Hospitals of Louisiana, Inc.	Louisiana
Los Alamitos Medical Center, Inc.	California
MacNeal Management Services, Inc.	Illinois
MacNeal Medical Records, Inc.	Delaware
MacNeal Physicians Group, LLC	Delaware
Meadowcrest Hospital, LLC	Louisiana
Medplex Outpatient Medical Centers, Inc.	Alabama
Memphis Urgent Care #1, L.L.C.	Tennessee
Memphis Urgent Care #2, L.L.C.	Tennessee
MetroWest HomeCare & Hospice, LLC	Massachusetts
Michigan Pioneer ACO, LLC	Delaware
Michigan Regional Imaging, LLC	Michigan
Midwest Pharmacies, Inc.	Illinois
Mobile Imaging Management, LLC	Michigan
Mobile Technology Management, LLC	Michigan
Nacogdoches ASC-LP, Inc.	Delaware
National Ancillary, Inc.	Texas

National ASC, Inc.	Delaware
National Diagnostic Imaging Centers, Inc.	Texas
National HHC, Inc.	Texas
National Home Health Holdings, Inc.	Delaware
National ICN, Inc.	Texas
National Medical Services II, Inc.	Florida
National Outpatient Services Holdings, Inc.	Delaware
National Urgent Care Holdings, Inc.	Delaware
National Urgent Care, Inc.	Florida
Network Management Associates, Inc.	California
New Dimensions, LLC	Illinois
New England Physician Performance Network, LLC	Delaware
New H Acute, Inc.	Delaware
New Medical Horizons II, Ltd.	Texas
NMC Lessor, L.P.	Texas
NME Headquarters, Inc.	California
N.M.E. International (Cayman) Limited	Cayman Islands
NME Properties Corp.	Tennessee
NME Properties, Inc.	Delaware
NME Property Holding Co., Inc.	Delaware
NME Psychiatric Hospitals, Inc.	Delaware
NME Rehabilitation Properties, Inc.	Delaware
North Carolina Community Family Medicine, L.L.C.	North Carolina
North Fulton Cardiovascular Medicine, L.L.C.	Georgia
North Fulton Hospitalist Group, L.L.C.	Georgia
North Fulton Medical Center, Inc.	Georgia
North Fulton Primary Care Associates, L.L.C.	Georgia
North Fulton Primary Care - Willeo Rd., L.L.C.	Delaware
North Fulton Primary Care - Windward Parkway, L.L.C.	Georgia
North Fulton Primary Care - Wylie Bridge, L.L.C.	Georgia
North Fulton Pulmonary Specialists, L.L.C.	Georgia
North Fulton Women’s Consultants, L.L.C.	Georgia
North Miami Medical Center, Ltd.	Florida
North Shore Medical Billing Center, L.L.C.	Florida
North Shore Medical Center, Inc.	Florida
NUCH of Connecticut, LLC	Connecticut
NUCH of Georgia, L.L.C.	Georgia
NUCH of Massachusetts, LLC	Massachusetts
NUCH of Michigan, Inc.	Michigan
NUCH of Texas	Texas
Okatie Surgical Partners, L.L.C.	South Carolina
Olive Branch Urgent Care #1, LLC	Mississippi
OrNda Hospital Corporation	California
Orthopedic Associates of the Lowcountry, L.L.C.	South Carolina
Palm Beach Gardens Cardiac and Vascular Partners, LLC	Florida
Palm Beach Gardens Community Hospital, Inc.	Florida
Palm Valley Medical Center Campus Association	Arizona
Park Plaza Hospital Billing Center, L.L.C.	Texas

PDN, L.L.C.	Texas
Phoenix Health Plans, Inc.	Arizona
PHPS-CHM Acquisition, Inc.	Delaware
Physician Performance Network, L.L.C.	Delaware
Physician Performance Network of Arizona, LLC	Delaware
Physician Performance Network of Detroit	Michigan
Physician Performance Network of South Carolina, LLC	Delaware
Physician Performance Network of Tucson, LLC	Arizona
Physicians Performance Network of Houston	Texas
Physicians Performance Network of North Texas	Texas
Piedmont Behavioral Medicine Associates, LLC	South Carolina
Piedmont Cardiovascular Physicians, L.L.C.	South Carolina
Piedmont Carolina OB/GYN of York County, L.L.C.	South Carolina
Piedmont Carolina Vascular Surgery, L.L.C.	South Carolina
Piedmont/Carolinas Radiation Therapy, LLC	South Carolina
Piedmont East Urgent Care Center, L.L.C.	South Carolina
Piedmont Express Care at Sutton Road, L.L.C.	South Carolina
Piedmont Family Practice at Baxter Village, L.L.C.	South Carolina
Piedmont Family Practice at Rock Hill, L.L.C.	South Carolina
Piedmont Family Practice at Tega Cay, L.L.C.	South Carolina
Piedmont General Surgery Associates, L.L.C.	South Carolina
Piedmont Internal Medicine at Baxter Village, L.L.C.	South Carolina
Piedmont Physician Network, LLC	South Carolina
Piedmont Pulmonology, L.L.C.	South Carolina
Piedmont Surgical Specialists, L.L.C.	South Carolina
Piedmont Urgent Care and Industrial Health Centers, Inc.	South Carolina
Piedmont Urgent Care Center at Baxter Village, L.L.C.	South Carolina
Placentia-Linda Hospital, Inc.	California
PMC Physician Network, L.L.C.	South Carolina
PM CyFair Land Partners, LLC	Delaware
Practice Partners Management, L.P.	Texas
Premier ACO Physicians Network, LLC	California
Premier Health Plan Services, Inc.	California
Premier Medical Specialists, L.L.C.	Missouri
Professional Liability Insurance Company	Tennessee
Pros Temporary Staffing, Inc.	Illinois
PSS Patient Solution Services, LLC	Texas
Republic Health Corporation of Rockwall County	Nevada
Resolute Health Physicians Network, Inc.	Texas
Resolute Hospital Company, LLC	Delaware
RHC Parkway, Inc.	Delaware
Rheumatology Associates of Atlanta Medical Center, L.L.C.	Georgia
R.H.S.C. El Paso, Inc.	Texas
Rio Grande Valley Indigent Health Care Corporation	Texas
RLC, LLC	Arizona
Rock Bridge Surgical Institute, L.L.C.	Georgia
Saint Francis-Arkansas Physician Network, LLC	Arkansas
Saint Francis-Bartlett Physician Network, LLC	Tennessee

Saint Francis Cardiology Associates, L.L.C.	Tennessee
Saint Francis Cardiovascular Surgery, L.L.C.	Tennessee
Saint Francis Center for Surgical Weight Loss, L.L.C.	Tennessee
Saint Francis Hospital-Bartlett, Inc.	Tennessee
Saint Francis Hospital Billing Center, L.L.C.	Tennessee
Saint Francis Hospital Medicare ACO, LLC	Delaware
Saint Francis Hospital Pro Fee Billing, L.L.C.	Tennessee
Saint Francis Medical Partners, East, L.L.C.	Tennessee
Saint Francis Medical Partners, General Surgery, L.L.C.	Tennessee
Saint Francis Physician Network, LLC	Tennessee
Saint Francis Quality Alliance, LLC	Delaware
Saint Francis Surgical Associates, L.L.C.	Tennessee
Saint Vincent Physician Services, Inc.	Massachusetts
San Ramon Ambulatory Care, LLC	Delaware
San Ramon ASC, L. P.	California
San Ramon Regional Medical Center, LLC	Delaware
San Ramon Surgery Center, L.L.C.	California
SFMP, Inc.	Tennessee
SFMPE - Crittenden, L.L.C.	Arkansas
Shelby Baptist Affinity, LLC	Alabama
Shelby Baptist Ambulatory Surgery Center, LLC	Alabama
Sierra Providence Healthcare Enterprises	Texas
Sierra Providence Health Network, Inc.	Texas
Sierra Vista Hospital, Inc.	California
Sinai-Grace Premier Clinical Management Services LLC	Michigan
SL-HLC, Inc.	Missouri
SLH Physicians, L.L.C.	Missouri
SLH Vista, Inc.	Missouri
SLUH Anesthesia Physicians, L.L.C.	Missouri
SMSJ Imaging Company, LLC	Delaware
SMSJ Tucson Holdings, LLC	Delaware
South Carolina East Cooper Surgical Specialists, L.L.C.	South Carolina
South Carolina Health Services, Inc.	South Carolina
South Carolina SeWee Family Medicine, L.L.C.	South Carolina
South Fulton Health Care Centers, Inc.	Delaware
SouthCare Physicians Group Neurology, L.L.C.	Georgia
SouthCare Physicians Group Obstetrics & Gynecology, L.L.C.	Georgia
Southern Orthopedics and Sports Medicine, L.L.C.	South Carolina
Southern States Physician Operations, Inc.	North Carolina
Southwest Children’s Hospital, LLC	Delaware
Spalding Regional Medical Center, Inc.	Georgia
Spalding Regional OB/GYN, L.L.C.	Georgia
Spalding Regional Physician Services, L.L.C.	Georgia
Springfield Service Holding Corporation	Delaware
SRRMC Management, Inc.	Delaware
St. Christopher’s Pediatric Urgent Care Center - Allentown, L.L.C	Pennsylvania
St. Joseph’s Hospital Surgical Co-Management, LLC	Arizona
St. Mary’s Hospital Cardiovascular Co-Management LLC	Arizona

St. Mary’s Hospital Surgical Co-Management LLC	Arizona
St. Mary’s Levee Company, LLC	Arizona
St. Mary’s Medical Center, Inc.	Florida
Sunrise Medical Group I, L.L.C.	Florida
Sunrise Medical Group II, L.L.C.	Florida
Sunrise Medical Group IV, L.L.C.	Florida
Surgical & Bariatric Associates of Atlanta Medical Center, L.L.C.	Georgia
Surgical Clinical Excellence at Desert Regional, LLC	California
Sutton Road Pediatrics, L.L.C.	South Carolina
Sylvan Grove Hospital, Inc.	Georgia
Syndicated Office Systems, LLC	California
Tenet Business Services Corporation	Texas
Tenet California, Inc.	Delaware
TenetCare Frisco, Inc.	Texas
Tenet Central Carolina Physicians, Inc.	North Carolina
Tenet EKG, Inc.	Texas
Tenet El Paso, Ltd.	Texas
Tenet Employment, Inc.	Texas
Tenet Finance Corp.	Delaware
Tenet Florida, Inc.	Delaware
Tenet Florida Physician Services II, L.L.C.	Florida
Tenet Florida Physician Services III, L.L.C.	Florida
Tenet Florida Physician Services, L.L.C.	Florida
Tenet Fort Mill, Inc.	South Carolina
Tenet Global Business Center, Inc.	Republic of the Philippines
Tenet HealthSystem Bucks County, L.L.C.	Pennsylvania
Tenet HealthSystem Graduate, L.L.C.	Pennsylvania
Tenet HealthSystem Hahnemann, L.L.C.	Pennsylvania
Tenet HealthSystem Medical, Inc.	Delaware
Tenet HealthSystem Nacogdoches ASC GP, Inc.	Texas
Tenet HealthSystem Philadelphia, Inc.	Pennsylvania
Tenet HealthSystem Roxborough, LLC	Pennsylvania
Tenet HealthSystem St. Christopher’s Hospital for Children, L.L.C.	Pennsylvania
Tenet Hilton Head Heart, L.L.C.	South Carolina
Tenet Hospitals Limited	Texas
Tenet Network Management, Inc.	Florida
Tenet Patient Safety Organization, LLC	Texas
Tenet Physician Resources, LLC	Delaware
Tenet Physician Services - Hilton Head, Inc.	South Carolina
Tenet Rehab Piedmont, Inc.	South Carolina
Tenet Relocation Services, L.L.C.	Texas
Tenet SC East Cooper Hospitalists, L.L.C.	South Carolina
Tenet South Carolina Gastrointestinal Surgical Specialists, L.L.C.	South Carolina
Tenet South Carolina Island Medical, L.L.C.	South Carolina
Tenet South Carolina Lowcountry OB/GYN, L.L.C.	South Carolina
Tenet South Carolina Mt. Pleasant OB/GYN, L.L.C.	South Carolina
Tenet Unifour Urgent Care Center, L.L.C.	North Carolina
Tenet Ventures, Inc.	Delaware

TFPS IV, L.L.C.	Florida
TH Healthcare, Ltd.	Texas
TPR Practice Management, LLC	Delaware
TPS VI of PA, L.L.C.	Pennsylvania
Tucson Hospital Holdings, Inc.	Delaware
Tucson Physician Group Holdings, LLC	Delaware
Turlock Land Company, LLC	California
Twin Cities Community Hospital, Inc.	California
UCC Tucson Holdings, LLC	Delaware
Universal Medical Care Center, L.L.C.	Florida
Urgent Care Centers of Arizona, LLC	Arizona
USPI Holding Company, Inc.	Delaware
USVI Health and Wellness, Inc.	St. Croix
Valley Baptist Lab Services, LLC	Texas
Valley Baptist Physician Performance Network	Texas
Valley Baptist Realty Company, LLC	Delaware
Valley Baptist Wellness Center, LLC	Texas
Valley Health Care Network	Texas
Vanguard Health Financial Company, LLC	Delaware
Vanguard Health Holding Company I, LLC	Delaware
Vanguard Health Holding Company II, LLC	Delaware
Vanguard Health Management, Inc.	Delaware
Vanguard Health Systems, Inc.	Delaware
Vanguard Holding Company I, Inc.	Delaware
Vanguard Holding Company II, Inc.	Delaware
Vanguard Medical Specialists, LLC	Delaware
Vanguard Physician Services, LLC	Delaware
VB Brownsville IMP ASC, LLC	Texas
VB Brownsville LTACH, LLC	Texas
VBOA ASC GP, LLC	Texas
VBOA ASC Partners, L.L.C.	Texas
VHM Services, Inc.	Massachusetts
VHS Acquisition Corporation	Delaware
VHS Acquisition Partnership Number 1, L.P	Delaware
VHS Acquisition Subsidiary Number 1, Inc.	Delaware
VHS Acquisition Subsidiary Number 2, Inc.	Delaware
VHS Acquisition Subsidiary Number 3, Inc.	Delaware
VHS Acquisition Subsidiary Number 4, Inc.	Delaware
VHS Acquisition Subsidiary Number 5, Inc.	Delaware
VHS Acquisition Subsidiary Number 6, Inc.	Delaware
VHS Acquisition Subsidiary Number 7, Inc.	Delaware
VHS Acquisition Subsidiary Number 8, Inc.	Delaware
VHS Acquisition Subsidiary Number 9, Inc.	Delaware
VHS Acquisition Subsidiary Number 10, Inc.	Delaware
VHS Acquisition Subsidiary Number 11, Inc.	Delaware
VHS Acquisition Subsidiary Number 12, Inc.	Delaware
VHS Arizona Heart Institute, Inc.	Delaware
VHS Brownsville Hospital Company, LLC	Delaware

VHS Chicago Market Procurement, LLC	Delaware
VHS Children’s Hospital of Michigan, Inc.	Delaware
VHS Detroit Businesses, Inc.	Delaware
VHS Detroit Receiving Hospital, Inc.	Delaware
VHS Detroit Ventures, Inc.	Delaware
VHS Harlingen Hospital Company, LLC	Delaware
VHS Harper-Hutzel Hospital, Inc.	Delaware
VHS Holding Company, Inc.	Delaware
VHS Huron Valley-Sinai Hospital, Inc.	Delaware
VHS Imaging Centers, Inc.	Delaware
VHS New England Holding Company I, Inc.	Delaware
VHS of Anaheim, Inc.	Delaware
VHS of Arrowhead, Inc.	Delaware
VHS of Huntington Beach, Inc.	Delaware
VHS of Illinois, Inc.	Delaware
VHS of Michigan, Inc.	Delaware
VHS of Michigan Staffing, Inc.	Delaware
VHS of Orange County, Inc.	Delaware
VHS of Phoenix, Inc.	Delaware
VHS of South Phoenix, Inc.	Delaware
VHS Outpatient Clinics, Inc.	Delaware
VHS Phoenix Health Plan, Inc.	Delaware
VHS Physicians of Michigan	Michigan
VHS Rehabilitation Institute of Michigan, Inc.	Delaware
VHS San Antonio Partners, LLC	Delaware
VHS Sinai-Grace Hospital, Inc.	Delaware
VHS University Laboratories, Inc.	Delaware
VHS Valley Health System, LLC	Delaware
VHS Valley Holdings, LLC	Delaware
VHS Valley Management Company, Inc.	Delaware
VHS West Suburban Medical Center, Inc.	Delaware
VHS Westlake Hospital, Inc.	Delaware
Walker Baptist Affinity, LLC	Alabama
Watermark Physician Services, Inc.	Illinois
West Boca Health Services, L.L.C.	Florida
West Boca Medical Center, Inc.	Florida
West Boynton Urgent Care, L.L.C.	Florida
West Palm Healthcare Real Estate, Inc.	Florida
West Suburban Radiation Therapy Center, LLC	Delaware
Wilshire Rental Corp.	Delaware

Subsidiaries of USPI Holding Company, Inc.

Name of Entity	State or Other Jurisdiction of Formation
25 East Same Day Surgery, L.L.C.	Illinois
300 PBL Development, LLC	Delaware
45th Street MOB, LLC	Florida
Advanced Ambulatory Surgical Care, L.P.	Missouri
Advanced Center for Surgery – Vero Beach, LLC	Florida
Advanced Surgical Concepts, LLC	Louisiana
AdventHealth Surgery Center Celebration, LLC	Florida
AdventHealth Surgery Centers Central Florida, LLC	Florida
AdventHealth Surgery Center Mills Park, LLC	Florida
AdventHealth Surgery Centers West Florida, LLC	Florida
AdventHealth Surgery Center Winter Garden, LLC	Florida
Adventist Midwest Health/USP Surgery Centers, L.L.C.	Illinois
AIG Holdings, LLC	Texas
AIGB Global, LLC	Texas
AIGB Group, Inc.	Delaware
AIGB Holdings, Inc.	Delaware
AIGB Management Services, LLC	Texas
Alabama Digestive Health Endoscopy Center, L.L.C.	Alabama
Alamo Heights Surgicare, L.P.	Texas
Alliance Surgery Birmingham, LLC	Delaware
Alliance Surgery, Inc.	Delaware
All Star MOB, LLC	Texas
Ambulatory Surgical Associates, LLC	Tennessee
Ambulatory Surgical Center of Somerville, LLC	New Jersey
The Ambulatory Surgical Center of St. Louis, L.P.	Missouri
American Institute of Gastric Banding Phoenix, Limited Partnership	Arizona
American Institute of Gastric Banding, Ltd.	Texas
Anaheim Hills Medical Imaging, L.L.C.	California
Anesthesia Partners of Gallatin, LLC	Tennessee
APN	Texas
ARC Worcester Center L.P.	Tennessee
Arlington Orthopedic and Spine Hospital, LLC	Texas
Arrowhead Endoscopy and Pain Management Center, LLC	Delaware
ASC of New Jersey LLC	New Jersey
ASC Old Co., LP	Delaware
ASJH Joint Venture, LLC	Arizona
Atlantic Health-USP Surgery Centers, L.L.C.	New Jersey
Avita/USP Surgery Centers, L.L.C.	Ohio
Bagley Holdings, LLC	Ohio
Baptist Plaza Surgicare, L.P.	Tennessee
Baptist Surgery Center, L.P.	Tennessee
Baptist Women’s Health Center, LLC	Tennessee
Baptist/USP Surgery Centers, L.L.C.	Texas
Bartlett ASC, LLC	Tennessee

Baylor Surgicare at Baylor Plano, LLC	Texas
Baylor Surgicare at Blue Star, LLC	Texas
Baylor Surgicare at Ennis, LLC	Texas
Baylor Surgicare at Granbury, LLC	Texas
Baylor Surgicare at Mansfield, LLC	Texas
Baylor Surgicare at North Dallas, LLC	Texas
Baylor Surgicare at Plano Parkway, LLC	Texas
Baylor Surgicare at Plano, LLC	Texas
Beaumont Surgical Affiliates, Ltd.	Texas
Bellaire Outpatient Surgery Center, L.L.P.	Texas
Berkshire Eye, LLC	Pennsylvania
Bloomington ASC, LLC	Indiana
Blue Ridge/USP Surgery Centers, LLC	Tennessee
Bluffton Okatie Surgery Center, L.L.C.	South Carolina
Bon Secours Surgery Center at Harbour View, LLC	Virginia
Bon Secours Surgery Center at Virginia Beach, LLC	Virginia
Bozeman Health/USP Surgery Centers, L.L.C.	Montana
Bozeman MOB, LLC	Montana
Briarcliff Ambulatory Surgery Center, L.P.	Missouri
Bristol Ambulatory Surgery Center, LLC	Tennessee
Brookwood Baptist Health 3, LLC	Delaware
Brookwood Diagnostic Imaging Center, LLC	Delaware
Brookwood Women’s Diagnostic Center, LLC	Delaware
California Joint & Spine, LLC	California
Camp Lowell Surgery Center, L.L.C.	Arizona
CareSpot of Austin, LLC	Delaware
CareSpot of Memphis, LLC	Delaware
CareSpot of Orlando/HSI Urgent Care, LLC	Delaware
Carondelet St. Mary’s-Northwest, L.L.C.	Arizona
Cascade Spine Center, LLC	Delaware
Castle Rock Surgery Center, LLC	Colorado
Cedar Park Surgery Center, L.L.P.	Texas
Centennial ASC, LLC	Texas
Central Jersey Surgery Center, LLC	Georgia
Central Virginia Surgi-Center, L.P.	Virginia
Centura Ventures Surgery Centers, LLC	Colorado
Chandler Endoscopy Ambulatory Surgery Center, LLC	Arizona
Charlotte Endoscopic Surgery Center, LLC	Florida
Chattanooga Pain Management Center, LLC	Delaware
Chesterfield Ambulatory Surgery Center, L.P.	Missouri
Chesterfield Anesthesia Associates of Missouri, LLC	Missouri
CHIC/USP Surgery Centers, LLC	Colorado
Chico Surgery Center, L.P.	California
CHRISTUS Cabrini Surgery Center, L.L.C.	Louisiana
Citrus Heights ASC RE, LLC	California
Clarkston ASC Partners, LLC	Michigan
Clarksville Surgery Center, LLC	Tennessee
Coastal Endo LLC	New Jersey

Coast Surgery Center, L.P.	California
Colorado GI Centers, LLC	Colorado
Community Hospital, LLC	Oklahoma
Conroe Surgery Center 2, LLC	Texas
Coral Ridge Outpatient Center, LLC	Florida
Corpus Christi Surgicare, Ltd.	Texas
Covenant/USP Surgery Centers, LLC	Tennessee
Creekwood Investors, LLC	Missouri
Creekwood Surgery Center, L.P.	Missouri
Crown Point Surgery Center, LLC	Colorado
CS/USP General Partner, LLC	Texas
CS/USP Surgery Centers, LP	Texas
Dallas Surgical Partners, LLC	Texas
Delray Beach ASC, LLC	Florida
Denton Surgicare Partners, Ltd.	Texas
Denton Surgicare Real Estate, Ltd.	Texas
Denville Surgery Center, LLC	New Jersey
Desert Cove MOB, LLC	Arizona
Desert Ridge Outpatient Surgery, LLC	Arizona
Desoto Surgicare Partners, Ltd.	Texas
Destin ASC RE, LLC	Florida
Destin Surgery Center, LLC	Florida
DeTar/USP Surgery Center, LLC	Texas
DH/USP Sacramento Pain GP, LLC	California
DH/USP SJOSC Investment Company, L.L.C.	Arizona
Dignity/USP Folsom GP, LLC	California
Dignity/USP Grass Valley GP, LLC	California
Dignity/USP Las Vegas Surgery Centers, LLC	Nevada
Dignity/USP Metro Surgery Center, LLC	Arizona
Dignity/USP/John Muir East Bay Surgery Centers, LLC	California
Dignity/USP NorCal Surgery Centers, LLC	California
Dignity/USP Phoenix Surgery Centers II, LLC	Arizona
Dignity/USP Phoenix Surgery Centers, LLC	Arizona
Dignity/USP Redding GP, LLC	California
Dignity/USP Roseville GP, LLC	California
Doctors Outpatient Center for Surgery, LLC	California
Doctors Outpatient Surgery Center of Jupiter, L.L.C.	Florida
East Atlanta Endoscopy Centers, LLC	Georgia
East Portland Surgery Center, LLC	Oregon
East West Surgery Center, L.P.	Georgia
Eastgate Building Center, L.L.C.	Ohio
Effingham Surgical Partners, LLC	Illinois
Einstein Montgomery Surgery Center, LLC	Pennsylvania
Einstein/USP Surgery Centers, L.L.C.	Pennsylvania
El Mirador Surgery Center, L.L.C.	California
El Paso Center for Gastrointestinal Endoscopy, LLC	Texas
El Paso Day Surgery, LLC	Texas
El Paso Urology Surgery Center Curie, LLC	Texas

Emanate/USP Surgery Centers, LLC	California
Emerson Surgery Center, LLC	Missouri
Encinitas Endoscopy Center, LLC	California
Endoscopy Center of Hackensack, LLC	New Jersey
Endoscopy Center of South Sacramento, LLC	California
Endoscopy Consultants, LLC	Georgia
EPIC ASC, LLC	Kansas
Eye Center of Nashville UAP, LLC	Tennessee
Eye Surgery Center of Nashville, LLC	Tennessee
Flatirons Surgery Center, LLC	Colorado
Folsom Outpatient Surgery Center, L.P.	California
Fort Worth Hospital Real Estate, LP	Texas
Fort Worth Surgicare Partners, Ltd.	Texas
Foundation Bariatric Hospital of San Antonio, LLC	Texas
Foundation San Antonio Borrower Sub, LLC	Texas
FPN – Frisco Physicians Network	Texas
Franklin Endo UAP, LLC	Tennessee
Franklin Endoscopy Center, LLC	Tennessee
Frisco Medical Center, L.L.P.	Texas
Frontenac Ambulatory Surgery & Spine Care Center, L.P.	Missouri
Gamma Surgery Center, LLC	Delaware
Garland Surgicare Partners, Ltd.	Texas
GCSA Ambulatory Surgery Center, LLC	Texas
Genesis ASC Partners, LLC	Michigan
Georgia Endoscopy Center, LLC	Georgia
Georgia Musculoskeletal Network, Inc.	Georgia
Georgia Spine Surgery Center, LLC	Delaware
Golden Ridge ASC, LLC	Colorado
Grapevine Surgicare Partners, Ltd.	Texas
Grass Valley Outpatient Surgery Center, L.P.	California
Greenville Physicians Surgery Center, LLP	Texas
Greenwood ASC, LLC	Delaware
Hacienda Outpatient Surgery Center, LLC	California
Harvard Park Surgery Center, LLC	Colorado
Haymarket Surgery Center, LLC	Virginia
Hazelwood Endoscopy Center, LLC	Missouri
HCN Sunnyvale Holdings LLC	Delaware
HCN Surgery Center Holdings, Inc.	Delaware
Healthcare Partners Investments, LLC	Delaware
Health Horizons of Kansas City, Inc.	Tennessee
Health Horizons of Murfreesboro, Inc.	Tennessee
Health Horizons/Piedmont Joint Venture, LLC	Tennessee
Healthmark Partners, Inc.	Delaware
Heritage Park Surgical Hospital, LLC	Texas
Hershey Outpatient Surgery Center, L.P.	Pennsylvania
Hill Country ASC Partners, LLC	Texas
Hill Country Surgery Center, LLC	Texas
Hinsdale Surgical Center, LLC	Illinois

HMA/Solantic Joint Venture, LLC	Delaware
HMHP/USP Surgery Centers, LLC	Ohio
HMH-USP Surgery Centers, LLC	New Jersey
Holston Valley Ambulatory Surgery Center, LLC	Tennessee
Houston PSC, L.P.	Texas
HPI Holdings, LLC	Oklahoma
HPI North, LLC	Oklahoma
HPI Physicians, LLC	Oklahoma
HSS Palm Beach Ambulatory Surgery Center, LLC	Florida
HSS/USP Surgery Center, LLC	Florida
HUMC/USP Surgery Centers, LLC	New Jersey
Hyde Park Surgery Center, LLC	Texas
ICNU Rockford, LLC	Illinois
Integris/USP Health Ventures, LLC	Oklahoma
Irving-Coppell Surgical Hospital, L.L.P.	Texas
Jackson Surgical Center, LLC	New Jersey
Jacksonville Endoscopy Centers, LLC	Florida
JFP UAP Sugarland, LLC	Texas
KHS Ambulatory Surgery Center LLC	New Jersey
KHS/USP Surgery Centers, LLC	New Jersey
Kingsport Ambulatory Surgery Center, LLC	Tennessee
Lake Endoscopy Center, LLC	Florida
Lake Lansing ASC Partners, LLC	Michigan
Lake Surgical Hospital Slidell, LLC	Louisiana
Lakewood Surgery Center, LLC	Delaware
Lansing ASC Partners, LLC	Michigan
Lawrenceville Surgery Center, L.L.C.	Georgia
Lebanon Endoscopy Center, LLC	Tennessee
Legacy Warren Partners, L.P.	Texas
Legacy/USP Surgery Centers, L.L.C.	Oregon
Lewisville Surgicare Partners, Ltd.	Texas
Liberty Ambulatory Surgery Center, L.P.	Missouri
Lone Star Endoscopy Center, LLC	Texas
Lubbock ASC Holding Co, LLC	Texas
Magnetic Resonance Imaging of San Luis Obispo, Inc.	California
Magnolia Surgery Center Limited Partnership	Delaware
Manchester Ambulatory Surgery Center, LP	Missouri
Mary Immaculate Ambulatory Surgery Center, LLC	Virginia
MASC Partners, LLC	Missouri
Mason Ridge Ambulatory Surgery Center, L.P.	Missouri
Mayfield Spine Surgery Center, LLC	Ohio
McLaren ASC of Flint, LLC	Michigan
MCSH Real Estate Investors, Ltd.	Texas
Medical House Staffing, LLC	Texas
Medical Park Tower Surgery Center, LLC	Texas
Medplex Outpatient Surgery Center, Ltd.	Alabama
Memorial Hermann Bay Area Endoscopy Center, LLC	Texas
Memorial Hermann Endoscopy & Surgery Center North Houston, L.L.C.	Texas

Memorial Hermann Endoscopy Center North Freeway, LLC	Texas
Memorial Hermann Specialty Hospital Kingwood, L.L.C.	Texas
Memorial Hermann Sugar Land Surgical Hospital, L.L.P.	Texas
Memorial Hermann Surgery Center Brazoria, LLC	Texas
Memorial Hermann Surgery Center Cypress, LLC	Texas
Memorial Hermann Surgery Center Katy, LLP	Texas
Memorial Hermann Surgery Center Kingsland, L.L.C.	Texas
Memorial Hermann Surgery Center Kirby, LLC	Texas
Memorial Hermann Surgery Center Main Street, LLC	Texas
Memorial Hermann Surgery Center Memorial City, L.L.C.	Texas
Memorial Hermann Surgery Center Northwest LLP	Texas
Memorial Hermann Surgery Center Pinecroft, LLC	Texas
Memorial Hermann Surgery Center Preston Road, Ltd.	Texas
Memorial Hermann Surgery Center Richmond, LLC	Texas
Memorial Hermann Surgery Center Southwest, L.L.P.	Texas
Memorial Hermann Surgery Center Sugar Land, LLP	Texas
Memorial Hermann Surgery Center Texas Medical Center, LLP	Texas
Memorial Hermann Surgery Center – The Woodlands, LLP	Texas
Memorial Hermann Surgery Center Woodlands Parkway, LLC	Texas
Memorial Hermann Texas International Endoscopy Center, LLC	Texas
Memorial Hermann/USP Surgery Centers II, L.P.	Texas
Memorial Hermann/USP Surgery Centers III, LLP	Texas
Memorial Hermann/USP Surgery Centers IV, LLP	Texas
Memorial Hermann West Houston Surgery Center, LLC	Texas
Memorial Surgery Center, LLC	Oklahoma
Merced Ambulatory Surgery Center, LLC	California
Mercy/USP Health Ventures, L.L.C.	Iowa
Metro Surgery Center, LLC	Delaware
Metrocrest Surgery Center, L.P.	Texas
Metroplex Surgicare Partners, Ltd.	Texas
Metropolitan New Jersey, LLC	New Jersey
MH Memorial City Surgery, LLC	Texas
MH/USP Bay Area, LLC	Texas
MH/USP Brazoria, LLC	Texas
MH/USP Kingsland, LLC	Texas
MH/USP Kingwood, LLC	Texas
MH/USP Kirby, LLC	Texas
MH/USP Main Street, LLC	Texas
MH/USP North Freeway, LLC	Texas
MH/USP North Houston, LLC	Texas
MH/USP Richmond, LLC	Texas
MH/USP Sugar Land, LLC	Texas
MH/USP TMC Endoscopy, LLC	Texas
MH/USP West Houston, L.L.C.	Texas
MH/USP Woodlands Parkway, LLC	Texas
Michigan ASC Partners, L.L.C.	Michigan
Mid Rivers Ambulatory Surgery Center, L.P.	Missouri
Mid State Endo UAP, LLC	Tennessee

Middle Tennessee Ambulatory Surgery Center, L.P.	Delaware
Midland Memorial/USP Surgery Centers, LLC	Texas
Midland Texas Surgical Center, LLC	Texas
Mid-State Endoscopy Center, LLC	Tennessee
Mid-TSC Development, LP	Texas
Midwest Digestive Health Center, LLC	Missouri
Millennium Surgical Center, LLC	New Jersey
Modesto Radiology Imaging, Inc.	California
Mountain Empire Surgery Center, L.P.	Georgia
MSH Partners, LLC	Texas
MSV Health/USP Surgery Centers, LLC	South Carolina
Murdock Ambulatory Surgery Center, LLC	Florida
MVH/USP Surgery Centers, LLC	Pennsylvania
National Imaging Center Holdings, Inc.	Delaware
National Surgery Center Holdings, Inc.	Delaware
Newhope Imaging Center, Inc.	California
New Horizons Surgery Center, LLC	Ohio
New Mexico Orthopaedic Surgery Center, LLC	Georgia
New Salem ASC RE, LLC	Tennessee
NHSC Holdings, LLC	Ohio
NICH GP Holdings, LLC	Delaware
NKCH/USP Briarcliff GP, LLC	Missouri
NKCH/USP Liberty GP, LLC	Missouri
NKCH/USP Surgery Centers II, L.L.C.	Missouri
NKCH/USP Surgery Centers, LLC	Missouri
NMC Surgery Center, L.P.	Texas
North Anaheim Surgery Center, LLC	California
North Campus Surgery Center, LLC	Missouri
North Central Surgical Center, L.L.P.	Texas
North Denver Musculoskeletal Surgical Partners, LLC	Colorado
North Garland Surgery Center, L.L.P.	Texas
North Haven Surgery Center, LLC	Connecticut
North Shore Same Day Surgery, L.L.C.	Illinois
North State Surgery Centers, L.P.	California
Northern Monmouth Regional Surgery Center, L.L.C.	New Jersey
Northridge ASC RE, LLC	Tennessee
Northridge Surgery Center, L.P.	Tennessee
NorthShore/USP Surgery Centers II, L.L.C.	Illinois
Northwest Ambulatory Surgery Center, LLC	Oregon
Northwest Georgia Orthopaedic Surgery Center, LLC	Georgia
Northwest Regional ASC, LLC	Delaware
Northwest Surgery Center, LLP	Texas
Northwest Surgery Center, Ltd.	Texas
Novant Health/USP Surgery Centers, LLC	North Carolina
Novant/UVA/USP Surgery Centers, LLC	Virginia
NSCH GP Holdings, LLC	Delaware
NSCH/USP Desert Surgery Centers, L.L.C.	Delaware
OCOMS Imaging, LLC	Oklahoma

OCOMS Professional Services, LLC	Oklahoma
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	Oklahoma
Old Tesson Surgery Center, L.P.	Missouri
Olive Ambulatory Surgery Center, LLC	Missouri
OLOL Pontchartrain Surgery Center, LLC	Louisiana
OLOL/USP Surgery Centers, L.L.C.	Texas
Ophthalmology Anesthesia Services, LLC	Florida
Ophthalmology Surgery Center of Orlando, LLC	Florida
Optimum Spine Center, LLC	Georgia
Orlando Health/USP Surgery Centers, L.L.C.	Florida
OrthoArizona Surgery Center Gilbert, LLC	Arizona
OrthoLink ASC Corporation	Tennessee
OrthoLink Physicians Corporation	Delaware
OrthoLink Radiology Services Corporation	Tennessee
OrthoLink/ Georgia ASC, Inc.	Georgia
OrthoLink/Baptist ASC, LLC	Tennessee
OrthoLink/New Mexico ASC, Inc.	Georgia
Orthopedic and Surgical Specialty Company, LLC	Arizona
Orthopedic South Surgical Partners, LLC	Georgia
The Outpatient Center, LLC	Florida
Pacific Endoscopy and Surgery Center, LLC	California
Pacific Endo-Surgical Center, L.P.	California
PAHS/USP Surgery Centers, LLC	Colorado
Pain Diagnostic and Treatment Center, L.P.	California
Palm Beach International Surgery Center, LLC	Florida
Palos Health Surgery Center, LLC	Illinois
Paramus Endoscopy, LLC	New Jersey
Park Cities Surgery Center, LLC	Texas
ParkCreek ASC, LLC	Florida
Parkway Recovery Care Center, LLC	Nevada
Parkway Surgery Center, LLC	Nevada
Parkwest Surgery Center, L.P.	Tennessee
Patient Partners, LLC	Tennessee
Peak Gastroenterology ASC, LLC	Colorado
Pediatric Surgery Center – Odessa, LLC	Florida
Pediatric Surgery Centers, LLC	Florida
PHS/USP Health Ventures, LLC	New Mexico
Physicians Surgery Center at Good Samaritan, LLC	Illinois
Physician’s Surgery Center of Chattanooga, L.L.C.	Tennessee
Physician’s Surgery Center of Knoxville, LLC	Tennessee
Physicians Surgery Center of Tempe, LLC	Oklahoma
Physicians Surgical Center of Ft. Worth, LLP	Texas
Pleasanton Diagnostic Imaging, Inc.	California
PPRE, LLC	Texas
Premier Adult and Children’s Surgery Center, LLC	Florida
Premier ASC LLC	New Jersey
Premier Endoscopy ASC, LLC	Arizona
Prince William Ambulatory Surgery Center, LLC	Virginia

Professional Anesthesia Services LLC	Arizona
Providence/UCLA/USP Surgery Centers, LLC	California
Providence/USP Santa Clarita GP, LLC	California
Providence/USP South Bay Surgery Centers, L.L.C.	California
Providence/USP Surgery Centers, L.L.C.	California
Pueblo Ambulatory Surgery Center, LLC	Colorado
RE Plano Med, Inc.	Texas
Reading Ambulatory Surgery Center, L.P.	Pennsylvania
Reading Endoscopy Center, LLC	Delaware
Reagan Street Surgery Center, LLC	California
Redmond Surgery Center, LLC	Tennessee
Renaissance Surgery Center, LLC	California
Resurgens East Surgery Center, LLC	Georgia
Resurgens Fayette Surgery Center, LLC	Georgia
Resurgens Surgery Center, LLC	Georgia
Richmond ASC Leasing Company, LLC	Virginia
River North Same Day Surgery, L.L.C.	Illinois
Riverside Ambulatory Surgery Center, LLC	Missouri
Rock Hill Surgery Center, LLC	South Carolina
Rockwall Ambulatory Surgery Center, L.L.P.	Texas
Rocky Mountain Endoscopy Centers, LLC	Colorado
Roseville Surgery Center, L.P.	California
Roswell Surgery Center, L.L.C.	Georgia
Sacramento Midtown Endoscopy Center, LLC	California
Safety Harbor ASC Company, LLC	Florida
Saint Agnes/Dignity/USP Surgery Centers, LLC	California
Saint Agnes/USP Surgery Centers, LLC	California
Saint Francis Surgery Center, L.L.C.	Tennessee
Saint Thomas Campus Surgicare, L.P.	Tennessee
Saint Thomas Surgery Center New Salem, LLC	Tennessee
Saint Thomas/USP – Baptist Plaza, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers II, L.L.C.	Tennessee
Saint Thomas/USP Surgery Centers, L.L.C.	Tennessee
Same Day Management, L.L.C.	Illinois
Same Day SC of Central NJ, LLC	New Jersey
Same Day Surgery, L.L.C.	Illinois
San Antonio Endoscopy, L.P.	Texas
San Fernando Valley Surgery Center, L.P.	California
San Gabriel Valley Surgical Center, L.P.	California
San Martin Surgery Center, LLC	Nevada
San Ramon Network Joint Venture, LLC	Delaware
Santa Barbara Outpatient Surgery Center, LLC	California
Santa Clarita Surgery Center, L.P.	California
Savannah Endoscopy Ambulatory Surgery Center, LLC	Georgia
Scripps Encinitas Surgery Center, LLC	California
Scripps/USP Surgery Centers, L.L.C.	California
SCNRE, LLC	Texas
Shands/Solantic Joint Venture, LLC	Delaware

Shore Outpatient Surgicenter, L.L.C.	Georgia
Shoreline Real Estate Partnership, LLP	Texas
Shoreline Surgery Center, LLP	Texas
Shrewsbury Surgery Center, LLC	New Jersey
Silicon Valley Outpatient Surgery Centers, LLC	California
Silver Cross Ambulatory Surgery Center, LLC	Illinois
Silver Cross/USP Surgery Centers, LLC	Illinois
Siouxland Surgery Center Limited Liability Partnership	Iowa
SLPA ACO, LLC	Missouri
Solantic Corporation	Delaware
Solantic Development, LLC	Delaware
Solantic Holdings Corporation	Delaware
Solantic of Jacksonville, LLC	Delaware
Solantic of Orlando, LLC	Delaware
Solantic/South Florida, LLC	Delaware
South County Outpatient Endoscopy Services, L.P.	Missouri
South Denver Musculoskeletal Surgical Partners, LLC	Colorado
The Southeastern Spine Institute Ambulatory Surgery Center, L.L.C.	South Carolina
South Florida Ambulatory Surgical Center, LLC	Florida
Southwest Ambulatory Surgery Center, L.L.C.	Oklahoma
Southwest Endoscopy, LLC	Arizona
Southwest Orthopedic and Spine Hospital Real Estate, LLC	Delaware
Southwest Orthopedic and Spine Hospital, LLC	Arizona
Southwestern Ambulatory Surgery Center, LLC	Pennsylvania
SPC at the Star, LLC	Texas
Specialty Surgery Center of Fort Worth, L.P.	Texas
Specialty Surgicenters, Inc.	Georgia
Spinal Diagnostics and Treatment Centers, L.L.C.	California
Spine & Joint Physician Associates	Texas
SSI Holdings, Inc.	Georgia
St. Augustine Endoscopy Center, LLC	Florida
St. Joseph’s Outpatient Surgery Center, LLC	Arizona
St. Joseph’s Surgery Center, L.P.	California
St. Louis Physician Alliance, LLC	Missouri
St. Louis Surgical Center, LLC	Missouri
St. Louis Urology Center, LLC	Missouri
St. Luke’s/USP Surgery Centers, LLC	Missouri
St. Mary’s Ambulatory Surgery Center, LLC	Virginia
St. Vincent Health/USP, LLC	Indiana
St. Vincent/USP Surgery Centers, LLC	Arkansas
Stockton Outpatient Surgery Center, LLC	California
Suburban Endoscopy Center, LLC	New Jersey
Summit View Surgery Center, LLC	Colorado
Sun View Imaging, L.L.C.	New Mexico
Surgery Affiliate of El Paso, LLC	Texas
Surgery Center at Mount Pleasant, LLC	South Carolina
Surgery Center at University Park, LLC	Florida
Surgery Center of Atlanta, LLC	Georgia

Surgery Center of Canfield, LLC	Ohio
Surgery Center of Columbia, L.P.	Missouri
The Surgery Center at Jensen Beach, LLC	Florida
The Surgery Center at Williamson, LLC	Texas
Surgery Center of Okeechobee, LLC	Florida
Surgery Center of Pembroke Pines, L.L.C.	Florida
Surgery Center of Peoria, L.L.C.	Oklahoma
Surgery Center of Richardson Physician Partnership, L.P.	Texas
Surgery Center of Santa Barbara, LLC	California
Surgery Center of Scottsdale, LLC	Oklahoma
Surgery Center of Tempe Real Estate, L.L.C.	Arizona
Surgery Center of Tempe Real Estate II, L.L.C.	Arizona
Surgery Centers of America II, L.L.C.	Oklahoma
Surgery Centre of SW Florida, LLC	Florida
Surgical Elite of Avondale, L.L.C.	Arizona
Surgical Health Partners, LLC	Tennessee
Surgical Institute Management, LLC	Pennsylvania
Surgical Institute of Reading, LLC	Pennsylvania
Surgical Specialists at Princeton, LLC	New Jersey
Surgicare of Miramar, L.L.C.	Florida
Surginet, Inc.	Tennessee
Surgis Management Services, Inc.	Tennessee
Surgis of Chico, Inc.	Tennessee
Surgis of Phoenix, Inc.	Tennessee
Surgis of Redding, Inc.	Tennessee
Surgis of Victoria, Inc.	Tennessee
Surgis, Inc.	Delaware
Tamarac Surgery Center, LLC	Florida
Templeton Imaging, Inc.	California
TENN SM, LLC	Tennessee
Terre Haute Surgical Center, LLC	Indiana
Teton Outpatient Services, LLC	Wyoming
Texan Ambulatory Surgery Center, L.P.	Texas
Texas Endoscopy Centers, LLC	Texas
Texas Health Venture Arlington Hospital, LLC	Texas
Texas Health Venture Baylor Plano, LLC	Texas
Texas Health Venture Carrollton, LLC	Texas
Texas Health Venture Centennial, LLC	Texas
Texas Health Venture Ennis, LLC	Texas
Texas Health Venture Fort Worth, L.L.C.	Texas
Texas Health Venture Granbury, LLC	Texas
Texas Health Venture Heritage Park, LLC	Texas
Texas Health Venture Keller, LLC	Texas
Texas Health Venture Las Colinas, LLC	Texas
Texas Health Venture Mansfield, LLC	Texas
Texas Health Venture Plano Endo, LLC	Texas
Texas Health Venture Plano Parkway, LLC	Texas
Texas Health Venture Plano, LLC	Texas

Texas Health Venture Texas Spine, LLC	Texas
Texas Health Ventures Group L.L.C.	Texas
Texas Orthopedics Surgery Center, LLC	Texas
Texas Regional Medical Center, LLC	Texas
Texas Spine and Joint Hospital, LLC	Texas
Theda Oaks Gastroenterology & Endoscopy Center, LLC	Texas
THV Park Cities, LLC	Texas
THVG Arlington GP, LLC	Delaware
THVG Bariatric GP, LLC	Texas
THVG Bariatric, L.L.C.	Texas
THVG Bedford GP, LLC	Delaware
THVG Bellaire GP, LLC	Delaware
THVG Denton GP, LLC	Delaware
THVG DeSoto GP, LLC	Delaware
THVG DSP GP, LLC	Delaware
THVG Fort Worth GP, LLC	Delaware
THVG Frisco GP, LLC	Delaware
THVG Garland GP, LLC	Delaware
THVG Grapevine GP, LLC	Delaware
THVG Irving-Coppell GP, LLC	Delaware
THVG Lewisville GP, LLC	Delaware
THVG North Garland GP, LLC	Delaware
THVG Park Cities/Trophy Club GP, LLC	Delaware
THVG Rockwall 2 GP, LLC	Texas
THVG Valley View GP, LLC	Delaware
Titan Health Corporation	Delaware
Titan Health of Chattanooga, Inc.	California
Titan Health of Hershey, Inc.	California
Titan Health of Mount Laurel, LLC	California
Titan Health of North Haven, Inc.	California
Titan Health of Pittsburgh, Inc.	California
Titan Health of Pleasant Hills, Inc.	California
Titan Health of Princeton, Inc.	California
Titan Health of Sacramento, Inc.	California
Titan Health of Saginaw, Inc.	California
Titan Health of Titusville, Inc.	California
Titan Health of West Penn, Inc.	California
Titan Health of Westminster, Inc.	California
Titan Management Corporation	California
Titusville Center for Surgical Excellence, LLC	Delaware
TLC ASC, LLC	Florida
TMC Holding Company, LLC	Texas
Toms River Surgery Center, L.L.C.	New Jersey
TOPS Specialty Hospital, Ltd.	Texas
Total Joint Center of the Northland, LLC	Missouri
Tower Road Real Estate, LLC	Texas
Tower/USP Surgery Centers, LLC	Pennsylvania
TPG Hospital, LLC	Oklahoma

Treasure Coast ASC, LLC	Florida
The Tresanti Surgical Center, LLC	California
TRMC Holdings, LLC	Texas
Trophy Club Medical Center, L.P.	Texas
True Medical Weight Loss, L.P.	Texas
True Medical Wellness, LP	Texas
True Results Georgia, Inc.	Georgia
True Results HoldCo, LLC	Delaware
True Results Missouri, LLC	Missouri
Tucson Digestive Institute, LLC	Arizona
Turlock Imaging Services, LLC	California
Tuscan Surgery Center at Las Colinas, LLC	Texas
Twin Cities Ambulatory Surgery Center, L.P.	Missouri
UAP Las Colinas Endo, LLC	Texas
UAP Lebanon Endo, LLC	Tennessee
UAP Nashville Endoscopy, LLC	Tennessee
UAP of Arizona, Inc.	Arizona
UAP of California, Inc.	California
UAP of Missouri, Inc.	Missouri
UAP of New Jersey, Inc.	New Jersey
UAP of Oklahoma, Inc.	Oklahoma
UAP of Tennessee, Inc.	Tennessee
UAP of Texas, Inc.	Texas
UAP Scopes, LLC	Missouri
Ulysses True Results NewCo, LLC	Delaware
UMC Surgery Center Lubbock, LLC	Texas
UMC-USP Surgery Centers, LLC	Texas
United Anesthesia Partners, Inc.	Delaware
United Real Estate Development, Inc.	Texas
United Real Estate Holdings, Inc.	Texas
United Surgical Partners Holdings, Inc.	Delaware
United Surgical Partners International, Inc.	Delaware
University Surgery Center, Ltd.	Florida
University Surgical Partners of Dallas, L.L.P.	Texas
Upper Cumberland Physicians’ Surgery Center, LLC	Tennessee
USP 12th Ave Real Estate, Inc.	Texas
USP Acquisition Corporation	Delaware
USP Alexandria, Inc.	Louisiana
USP Assurance Company	Vermont
USP Athens, Inc.	Georgia
USP Atlanta, Inc.	Georgia
USP Austin, Inc.	Texas
USP Bariatric, LLC	Delaware
USP Beaumont, Inc.	Texas
USP Bergen, Inc.	New Jersey
USP Bloomington, Inc.	Indiana
USP Bridgeton, Inc.	Missouri
USP/Carondelet Tucson Surgery Centers, LLC	Arizona

USP Cedar Park, Inc.	Texas
USP Chesterfield, Inc.	Missouri
USP Chicago, Inc.	Illinois
USP Cincinnati, Inc.	Ohio
USP Coast, Inc.	California
USP Columbia, Inc.	Missouri
USP Connecticut, Inc.	Connecticut
USP Corpus Christi, Inc.	Texas
USP Creve Coeur, Inc.	Missouri
USP Denver, Inc.	Colorado
USP Des Peres, Inc.	Missouri
USP Destin, Inc.	Florida
USP Domestic Holdings, Inc.	Delaware
USP Effingham, Inc.	Illinois
USP Encinitas Endoscopy, Inc.	California
USP Fenton, Inc.	Missouri
USP Festus, Inc.	Missouri
USP Florissant, Inc.	Missouri
USP Fort Lauderdale, Inc.	Florida
USP Fort Worth Hospital Real Estate, Inc.	Texas
USP Fredericksburg, Inc.	Virginia
USP Fresno, Inc.	California
USP Frontenac, Inc.	Missouri
USP Gateway, Inc.	Missouri
USP Harbour View, Inc.	Virginia
USP-HMH Surgery Center at Central Jersey, LLC	New Jersey
USP HMH Surgery Center at Shore, LLC	New Jersey
USP Houston, Inc.	Texas
USP Indiana, Inc.	Indiana
USP International Holdings, Inc.	Delaware
USP Jersey City, Inc.	New Jersey
USP Kansas City, Inc.	Missouri
USP Knoxville, Inc.	Tennessee
USP Little Rock, Inc.	Arkansas
USP Long Island, Inc.	Delaware
USP Louisiana, Inc.	Louisiana
USP Lubbock, Inc.	Texas
USP Maryland, Inc.	Maryland
USP Mason Ridge, Inc.	Missouri
USP Mattis, Inc.	Missouri
USP Michigan, Inc.	Michigan
USP Midland Real Estate, Inc.	Texas
USP Midland, Inc.	Texas
USP Midwest, Inc.	Illinois
USP Mission Hills, Inc.	California
USP Montana, Inc.	Montana
USP Morris, Inc.	New Jersey
USP Mt. Vernon, Inc.	Illinois

USP Nevada Holdings, LLC	Nevada
USP Nevada, Inc.	Nevada
USP New Jersey, Inc.	New Jersey
USP Newport News, Inc.	Virginia
USP North Carolina, Inc.	North Carolina
USP North Kansas City, Inc.	Missouri
USP North Texas, Inc.	Delaware
USP Northwest Arkansas, Inc.	Arkansas
USP Office Parkway, Inc.	Missouri
USP Ohio RE, Inc.	Ohio
USP OKC, Inc.	Oklahoma
USP OKC Manager, Inc.	Oklahoma
USP Oklahoma, Inc.	Oklahoma
USP Olive, Inc.	Missouri
USP Orlando, Inc.	Florida
USP Philadelphia, Inc.	Pennsylvania
USP Phoenix, Inc.	Arizona
USP Portland, Inc.	Oregon
USP Reading, Inc.	Pennsylvania
USP Richmond II, Inc.	Virginia
USP Richmond, Inc.	Virginia
USP Sacramento, Inc.	California
USP San Antonio, Inc.	Texas
USP Santa Barbara Surgery Centers, Inc.	California
USP Securities Corporation	Tennessee
USP Silver Cross, Inc.	Illinois
USP Siouxland, Inc.	Iowa
USP Somerset, Inc.	New Jersey
USP South Carolina, Inc.	Delaware
USP Southlake RE, Inc.	Texas
USP/SOS Joint Venture, LLC	Oklahoma
USP St. Louis, Inc.	Missouri
USP St. Louis Urology, Inc.	Missouri
USP St. Peters, Inc.	Missouri
USP Sunset Hills, Inc.	Missouri
USP Tennessee, Inc.	Tennessee
USP Texas Air, L.L.C.	Texas
USP Texas, L.P.	Texas
USP TJ STL, Inc.	Missouri
USP Torrance, Inc.	California
USP Tucson, Inc.	Arizona
USP Turnersville, Inc.	New Jersey
USP Virginia Beach, Inc.	Virginia
USP Waxahachie Management, L.L.C.	Texas
USP Webster Groves, Inc.	Missouri
USP West Covina, Inc.	California
USP Westwood, Inc.	California
USP Winter Park, Inc.	Florida

USPI Group Holdings, Inc.	Delaware
USPI Holdings, Inc.	Delaware
USPI Physician Strategy Group, LLC	Texas
USPI San Diego, Inc.	California
USPI Stockton, Inc.	California
USPI Surgical Services, Inc.	Delaware
Utica ASC Partners, LLC	Michigan
Utica/USP Tulsa, L.L.C.	Oklahoma
Vanguard ASC LLC	New Jersey
Ventana Surgical Center, LLC	California
Veroscan, Inc.	Delaware
VHS San Antonio Imaging Partners, L.P.	Delaware
Victoria Ambulatory Surgery Center, L.P.	Delaware
Virtua-USP Princeton, LLC	New Jersey
Walker Street Imaging Care, Inc.	California
Warner Park Surgery Center, LLC	Arizona
Webster Ambulatory Surgery Center, L.P.	Missouri
Wellington Endo, LLC	Florida
Wellstar/USP Joint Venture I, LLC	Georgia
Wellstar/USP Joint Venture II, LLC	Georgia
West Bozeman Surgery Center, LLC	Montana
Westgate Surgery Center, LLC	Arizona
Westlake Hospital, LLC	Texas
Westlawn Surgery Center, LLC	Tennessee
Westminster Surgery Centers, LLC	Colorado
WHASA, L.C.	Texas
Willamette Spine Center Ambulatory Surgery, LLC	Delaware
Wilmington Endoscopy Center, LLC	North Carolina
Winter Haven Ambulatory Surgical Center, L.L.C.	Florida
Wymark Surgery Center, LLC	California
YNHHSC/USP Surgery Centers, LLC	Connecticut